UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 31, 1996


                           First Midwest Bancorp, Inc.

              (Exact name of registrant as specified in its charter)




              Delaware                       0-10967                36-3161078

    (State or other jurisdiction          (Commission           (IRS Employer
         of incorporation)                File Number)      Identification No.)


300 Park Boulevard, Suite 405, Itasca, Illinois                        60143

  (Address of principal executive offices)                        (Zip Code)


                                       (708) 875-7450

                     Registrant's telephone number, including area code


                                            N.A.

                   (Former name and address, if changed since last report)






                         FIRST MIDWEST BANCORP, INC. (the "Company")

                                          FORM 8-K

                                        MAY 31, 1996



Item 5. Other Events

On March 25, 1996 the Company suspended share repurchases under the repurchase
plan approved by  its Board  of Directors  on  November 15,  1995.   This
action was precipitated by the Securities and Exchange Commission's issuance on March 20, 1996 of Staff Accounting Bulletin #96 concerning tainted share repurchases in the context of acquisitions accounted for as poolings of interest in light of the Company's December 20, 1995 acquisition of CF Bancorp, Inc. which was accounted for as a pooling of interests.

As a result of the Company's interpretation of such Bulletin, Management will recommend to the Executive Committee of the Board of Directors at its June, 1996 meeting that it, exercising the power and authority of the Board of Directors, rescind ab initio the remainder of such plan.



                                 FIRST MIDWEST BANCORP, INC.

                                          FORM 8-K

                                        MAY 31, 1996



The following Items are not applicable for this Form 8-K:

    Item 1.Changes in Control of Registrant

    Item 2.Acquisition or Disposition of Assets

    Item 3.Bankruptcy or Receivership

    Item 4.Changes in Registrant's Certifying Accountant

    Item 6.Resignations of Registrant's Directors

    Item 7.Financial Statements and Exhibits

    Item 8.Change in Fiscal Year



                                 FIRST MIDWEST BANCORP, INC.

                                          FORM 8-K

                                        MAY 31, 1996

                                         SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             First Midwest Bancorp, Inc.
                                                     (Registrant)





Date:May 31, 1996                                DONALD J. SWISTOWICZ
                                                 Donald J. Swistowicz
                                               Executive Vice President